Exhibit 99.1

Exhibit 99.1

Welcome to the Arthur J. Gallagher & Co.

2007 Annual Stockholders’ Meeting

Tuesday, May 15, 2007

Arthur J. Gallagher & Co.

Please turn off all cell phones and PDAs at this time.

Thank you for your cooperation.

Arthur J. Gallagher & Co.

Stockholders’ Meeting

May 15, 2007

• Formal Annual Meeting

• Financial Results – 2006

• 10-Year Review

• Financial Results – 1st Quarter 2007

• Segment Highlights

• Questions & Answers

Arthur J. Gallagher & Co.

ROBERT E. GALLAGHER 1923-2006

The employees of Arthur J. Gallagher & Co. pay tribute to our Chairman, Robert E. Gallagher, who passed away on August 30, 2006.

A true leader, philanthropist and consummate insurance broker,

Bob was a source of inspiration to us all.

Over his 58 year career, he was instrumental in growing

a small Chicago insurance agency into a global, billion-dollar enterprise while fostering a culture based on integrity,

client focus and teamwork.

We miss you, Bob, but you will always be with us.

Your vision will guide us and the values you instilled in our company will continue to light our way.

Arthur J. Gallagher & Co.

www.ajg.com

Arthur J. Gallagher & Co.

The Gallagher Way

Shared values at AJGCo. are the rock foundation of the Company and our Culture. What is a Shared Value?

These are the concepts that the vast majority of movers and shakers in the Company passionately adhere to.

What are some of AJGCo.’s Shared Values?

1. We are a Sales and Marketing Company dedicated to providing excellence in Risk Management Services to our clients.

2. We support one another. We believe in one another. We acknowledge and respect the ability of one another.

3. We push for professional excellence.

4. We can all improve and learn from one another.

5. There are no second class citizens - everyone is important and everybody’s job is important.

6. We’re an open society.

7. Empathy for the other person is not a weakness.

8. Suspicion breeds more suspicion. To trust and be trusted is vital.

9. Leaders need followers. How leaders treat followers has a direct impact on the effectiveness of the leader.

10.	Interpersonal business relationships should be built.
11.	We all need one another. We are all cogs in a wheel.
12.	No department or person is an island.
13.	Professional courtesy is expected.
14.	Never ask someone to do something you wouldn’t do yourself.

15. I consider myself support for our Sales & Marketing. We can’t make things happen without each other.

We are a team.

16.	Loyalty and respect are earned - not dictated.
17.	Fear is a turn-off.
18.	People skills are very important at AJGCo.
20.	We run to problems - not away from them.
21.	We adhere to the highest standards or moral and ethical behavior.
22.	People work harder and are more effective when they’re turned on - not turned off.
23.	We are a warm, close Company. This is a strength - not a weakness.
24.	We must continue building a professional Company - together - as a team.

25. Shared values can be altered with circumstances - but carefully and with tact and consideration for one another’s needs.

When accepted Shared Values are changed or challenged, the emotional impact and negative feelings can damage the Company.

Robert E. Gallagher - May, 1984

Arthur J. Gallagher & Co.

Corporate Officer Retirements

• 2006

– Nick Elsberg

– Brian King

– Warren Van der Voort

• 2007

– Chris Greb

– Elizabeth Brinkerhoff

Arthur J. Gallagher & Co.

New Faces

• 2006

– William Bax elected to Board of Directors

– David Ross appointed Corporate Vice President/Managing Director, London Brokerage Operations

– Dave Melchers hired as Corporate Vice President/Chief Information Officer

• 2007

– Susan McGrath hired as Corporate Vice President/Chief Human Resource Officer

Arthur J. Gallagher & Co.

Board of Directors

• William L. Bax

• T. Kimball Brooker

• Gary P. Coughlan

• Ilene S. Gordon

• Elbert O. Hand

• David S. Johnson

• Kay W. McCurdy

• James R. Wimmer

Past CEO — A. James Gallagher, Jr.

Arthur J. Gallagher & Co.

Formal Annual Meeting

2007

Arthur J. Gallagher & Co.

Stockholders’ Meeting

May 15, 2007

• Formal Annual Meeting

• Financial Results – 2006

Arthur J. Gallagher & Co.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Except for the historical information and discussions contained herein, statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company’s filings with the U.S. Securities and Exchange Commission, including but not limited to the following: Gallagher’s commission revenues are highly dependent on premiums charged by insurers, which are subject to fluctuation; lower interest rates reduce Gallagher’s income earned on invested funds; alternative insurance markets continue to grow, which could unfavorably impact commission and favorably impact fee revenue, though not necessarily to the same extent; Gallagher’s revenues vary significantly from period to period as a result of the timing of policy inception dates and the net effect of new and lost business production; the insurance brokerage industry is subject to a great deal of uncertainty due to investigations into its business practices by various governmental authorities and related private litigation; the general level of economic activity can have a substantial impact on Gallagher’s renewal business; Gallagher’s operating results, returns on investments and financial position may be adversely impacted by exposure to various market risks such as interest rate, equity pricing, foreign exchange rates and the competitive environment; Gallagher’s revenues and net earnings may continue to be subject to reduction due to the elimination of certain contingent commission arrangements on January 1, 2005 and related developments in the insurance industry; and Gallagher’s effective income tax rate may be subject to increase as a result of changes in income tax laws, unfavorable interpretations of such laws or changes in crude oil prices or developments resulting in the loss or unavailability of IRC Section 29-related Syn/Coal Credits. Gallagher’s ability to grow has been enhanced through acquisitions, which may or may not be available on acceptable terms in the future and which, if consummated, may or may not be advantageous to Gallagher. Accordingly, actual results may differ materially from those set forth in the forward-looking statements. For a further discussion of certain matters described above, see Item 1A, “Risk Factors” of Gallagher’s Annual Report on Form 10-K for the year ended December 31, 2006.

Arthur J. Gallagher & Co.

Certain Non-GAAP Financial Measures

This presentation includes certain information that may be considered “non-GAAP financial measures” within the meaning of SEC regulations because it is derived from Gallagher’s consolidated financial information but is not required to be presented in financial statements that are prepared in conformity with U.S. generally accepted accounting principles (GAAP). Consistent with SEC regulations, a description of such information is provided below and a reconciliation of certain of such items to GAAP is provided on our web-site at www.ajg.com.

Pretax earnings from continuing operations for 2006 and 2005 were adjusted in this presentation to add back charges related to litigation and contingent commission matters and claims handling obligations and to eliminate the impact of medical and pension plan changes. Charges in 2006 related to retail contingent commission related matters and medical plan changes totaled $9.0 million (or $5.4 million after tax) and $7.5 million (or $4.5 million after tax), respectively. Charges in 2005 related to retail contingent commission matters and claims handling obligations totaled $73.6 million (or $44.2 million after tax) and $15.0 million (or $9.8 million after tax), respectively. In addition, Gallagher recognized a pension curtailment gain of $10.0 million (or $6.0 million after tax) in 2005. There were no such charges or gains in 2001 to 2004. These adjustments, which Gallagher believes are for non-recurring items, were made to GAAP earnings from continuing operations in 2006 and 2005 in order to calculate earnings from continuing operations before litigation and contingent commission related matters, claims handling obligations and medical and pension plan changes. In addition, total revenues and pretax earnings from continuing operations exclude retail contingent commissions and are on an as originally reported basis for all periods presented in this presentation.

Gallagher believes the “non-GAAP financial measures” included in this presentation provide meaningful additional information, which may be helpful to investors in assessing certain aspects of Gallagher’s operating performance and financial condition that may not be otherwise apparent from GAAP. Industry peers provide similar supplemental information, although they may not use the same or comparable terminology and may not make identical adjustments. This non-GAAP information should be used in addition to, but not as a substitute for, the GAAP information.

Arthur J. Gallagher & Co.

Financial Results – 2006

(in millions, except per share and employee data)

2006 2005 Change

Total revenues $1,534.0 $1,483.9 $50.1

Pretax earnings from continuing operations before litigation and retail contingent commission matters, claims handling obligations, and medical and pension plan changes $167.1 $178.0 ($10.9)

Amounts related to litigation and retail contingent commission matters, claims handling obligations, and medical and pension plan changes ($14.0 ) ($180.8) $166.8

Pretax earnings (loss) from continuing operations $153.1($2.8) $155.9

See important disclosures regarding Non-GAAP measures

Arthur J. Gallagher & Co.

Financial Results – 2006

(in millions, except per share and employee data)

2006 2005 Change

Earnings from continuing operations $128.5 $28.6 $99.9

Earnings (loss) from discontinued operations — $2.2 ($2.2 )

Net earnings $128.5 $30.8 $97.7

Diluted net earnings per share $1.31 $.32 $.99

Dividends per share $1.20 $1.12 $.08

Number of employees at year-end 8,757 8,135 622

Total revenues per employee $175,000 $179,000 ($4,000)

Return on beginning stockholders’ equity 18% 19% (1%)

See important disclosures regarding Non-GAAP measures

Arthur J. Gallagher & Co.

Financial Results – 2006 Brokerage & Risk Management Before Retail Contingent Commission Matters, Claims Handling Obligations, and Medical and Pension Plan Changes*

(in millions, except per share and employee data)

2006 2005 Change

Total revenues* $1,469.5 $1,342.6 $126.9

Pretax earnings from continuing operations* $224.6 $193.4 $31.2

Earnings from continuing operations* $133.2 $103.9 $29.3

Diluted earnings from continuing operations per share* $1.35 $1.08 $.27

Number of employees at year-end 8,757 8,135 622

Total revenues per employee* $168,000 $165,000 $3,000

See important disclosures regarding Non-GAAP measures

Arthur J. Gallagher & Co.

2006 Recap

• Brokerage

– Developed a new business model

– Revenue growth of 10% – pretax earnings growth of 31%

– Internal revenue growth of 6%

– Improved pretax margins by 2.5%

– Closed 11 acquisitions – annualized revenues of $54M

• Risk Management

– Revenue growth of 8% – pretax margins of 14%

– Lower than expected claim frequency – industry trend

• Financial Services

– Nearing end of investment disposal process

• 15th straight year of dividend increases

• Repurchased 1.2 million shares

See important disclosures regarding Non-GAAP measures

Arthur J. Gallagher & Co.

Federal Class Action

• Impacts most other brokers and insurers

• Announced settlement of our portion – December 29, 2006

• Avoids substantial future costs/distractions

• Client letters go out in May 2007

• Claim filing deadline – November 2007

• Payments to client claims in December 2007

• Done

Arthur J. Gallagher & Co.

Companywide, we produced more than $198 million, excluding acquisitions, in new business in 2006!

Arthur J. Gallagher & Co.

Training and Development

• College Internship Program

– 150 participants in 2006

– Expect more than 150 in 2007

• Executive Development Program (launched in 2000)

• Corporate Training Department

– Classroom; online, instructor-led; and online, self-paced training

– New Learning Management System now being rolled out

• Automates and streamlines processes and workload

• Creates central repository for training and learning objects

Arthur J. Gallagher & Co.

Where We’re Going

• Revenue and pretax growth of 15% per year

• Target enterprise-wide margin expansion to 20+%

• Solid organic growth

• Maximize shareholder returns through dividends and stock repurchases

Arthur J. Gallagher & Co.

Market Conditions

• CIAB Market Survey indicated rate reductions on commercial P/C accounts throughout 2006, averaging about 10% in fourth quarter

• Exception was coastal and earthquake-exposed properties, which faced rate increases, higher deductibles and coverage restrictions

• In first quarter 2007, competition intensified, with premium reductions averaging more than 11% and no worsening of catastrophe-exposed property rates

Arthur J. Gallagher & Co.

Stockholders’ Meeting

May 15, 2007

• Formal Annual Meeting

• Financial Results – 2006

• 10-Year Review

Arthur J. Gallagher & Co.

Total Revenues

(in millions)

UP 165%

$1,531.5

2006

$577.1

1997

See important disclosures regarding Non-GAAP measures

Arthur J. Gallagher & Co.

Pretax Earnings from Continuing Operations

UP 110%

$167.1

2006

Before Retail Contingent Commission Matters and Medical Plan Changes

(in millions)

$79.4

1997

See important disclosures regarding Non-GAAP measures

Arthur J. Gallagher & Co.

Earnings from Continuing Operations

Before Retail Contingent Commission Matters and Medical Plan Changes

(in millions)

$54.1

1997

See important disclosures regarding Non-GAAP measures

UP 153%

$136.9

2006

Arthur J. Gallagher & Co.

Total Revenues Per Employee

$123,000

1997

See important disclosures regarding Non-GAAP measures

UP 42%

$175,000

2006

Arthur J. Gallagher & Co.

Annual Dividends Per Share

$.31

1997

UP 287%

$1.20

2006

Arthur J. Gallagher & Co.

Stock Price Per Share

As of December 31

$8.61

1997

UP 243%

$29.55

2006

Arthur J. Gallagher & Co.

Market Capitalization

As of December 31

$571M

1997

UP 408%

$2.9B

2006

Arthur J. Gallagher & Co.

Why Invest?

Since 1990, $1.9 Billion Cash Flow from Ops

Dividends Paid

($642 M)

Reinvested in Operations

($735 M)

Shares Repurchased

($477 M)

Balance sheet with $3.40 in tangible net worth per share and low corporate debt

As of 12/31/06

Excludes cash payments made regarding special items discussed in non-GAAP measures

Arthur J. Gallagher & Co.

Arthur J. Gallagher & Co.

23 Year Growth Story

1984 IPO

Dec 31, 2006

Stock Price $1.72 $29.55 Market Cap $57M $2.9B Tangible Net Worth $23M $334M Annual Dividend/Share $.03 $1.24*

Including Dividend Reinvestment, Compound Annual Growth Rate of 19%

* Indicated annual dividend for 2007

Arthur J. Gallagher & Co.

Stockholders’ Meeting

May 15, 2007

• Formal Annual Meeting

• Financial Results – 2006

• 10-Year Review

• Financial Results – 1st Quarter 2007

Arthur J. Gallagher & Co.

Financial Results – 1Q 2007

(in millions, except per share data)

2007 2006 Change

Total revenues $388.2 $327.5 $60.7

Pretax earnings from continuing operations $21.5 $29.0 ($7.5)

Provision for income taxes $1.7 $11.9 ($10.2)

Earnings from continuing operations $19.8 $17.1 $2.7

Diluted net earnings per share $.20 $.17 $.03

Dividends per share $.31 $.30 $.01

See important disclosures regarding Non-GAAP measures

Arthur J. Gallagher & Co.

Segment Results 1Q 2007

(in millions, except per share data)

Brokerage Segment (from continuing operations and excluding retail contingent commission matters)

2007 2006 Change %

Total revenues $245.2 $224.2 $21.0 9%

Pretax earnings $14.7 $16.9 ($2.2) (13%)

Pretax profit margin 6% 8% (2%) (25%)

Risk Management Segment

2007 2006 Change %

Total revenues $106.8 $98.0 $8.8 9%

Pretax earnings $16.7 $15.2 $1.5 10%

Pretax profit margin 16% 16% –% –%

See important disclosures regarding Non-GAAP measures

Arthur J. Gallagher & Co.

1Q 2007 – Overview

• Brokerage

– 1% internal revenue growth in a very soft market

– Closed 7 acquisitions – Annualized revenues of $39.5M

– Revenue growth and expanding margins in Employee Benefits Brokerage unit

• Risk Management

– Good start for GB

– Strong new business, domestic and international

• Overall effective tax rate of 8% for 1Q 07 vs 41% in 1Q 06

• January 2007 – increased dividend 3%

Arthur J. Gallagher & Co.

Stockholders’ Meeting

May 15, 2007

• Formal Annual Meeting

• Financial Results – 2006

• 10-Year Review

• Financial Results – 1st Quarter 2007

• Segment Highlights

Arthur J. Gallagher & Co.

Arthur J. Gallagher & Co.

Three Distinct Segments

2006

Total Revenues

Pretax Earnings

Brokerage

69%

Brokerage

88%

Financial

Services

5%

Risk Management

26%

Financial

Services

(17)%

Risk Management

29%

See important disclosures regarding Non-GAAP measures

Arthur J. Gallagher & Co.

Three Distinct Segments

• Brokerage

– North America Retail P/C (U.S. and Canada)

– Captive Management – Domestic, Bermuda and Grand Cayman

– U.S. Wholesale, MGA & MGU

– London Retail and Wholesale

– Reinsurance – U.S. and International

– International Strategic Alliance Network

– U.S. Employee Benefits

• Risk Management – Gallagher Bassett

– U.S. Claims Management

– International Claims Management

• Financial Services

Arthur J. Gallagher & Co.

Brokerage Segment

Growth & Profits (in millions)

16% CAGR

1,100 900 700 500 300 100

$559 2001 $1,068 2006

Total Revenues*

• 2006 pretax margins of 16%

15% CAGR

200 150 100 50 0

$103 2001 $168 2006

Pretax Earnings*

*See important disclosures regarding Non-GAAP measures

Arthur J. Gallagher & Co.

North America Retail P/C

• Matrix Operating Structure

– Retail Branches

– Niche/Practice Groups

Arthur J. Gallagher & Co.

North America Retail P/C — Niche/Practice Groups

(represents approximately 75% of business)

• Aviation

• Captives

• Casualty

• Construction

• Construction Project Solutions (Wrap Ups)

• Energy

• Fine Arts

• Food & Fiber / Agribusiness

• Global Risk Management

• Healthcare

• Higher Education

• Marine

• Personal Insurance

• Property

• Public Entity

• Real Estate

– General Commercial

– Habitational

– Hospitality

– Shopping Centers

• Religious/Nonprofit

• Restaurant

• Services

– Actuarial

– Claim Advocacy

– Loss Control

• Strategic Risk Services

– CyberRisk Services

– Environmental

– Financial Products

– Lawyers Professional

– Management Liability

– Private Equity

• Tech and Telecom

• Transportation

• Worldwide Risk Services

Arthur J. Gallagher & Co.

Captive Management

• Artex Risk Solutions, Inc.

– Formed at beginning of 2007

– Single, unified brand dedicated to alternative risk transfer industry

– Combines Arthur J. Gallagher (Bermuda), Innovative Risk Services and Gallagher Captive Services with captive management units in Bermuda, Grand Cayman, Hawaii and Vermont

Arthur J. Gallagher & Co.

North America Retail P/C — Acquisitions

2006

• Adams & Associates International, Ltd.

• Commonwealth Premium Finance Corporation

• Robert Keith & Associates, Inc.

• S. P. Tarantino Insurance Brokerage, Inc.

• William H. Connolly & Co.

2007

• Fishermans Insurance Services, Inc.

• InterNational Insurance Group, Ltd.

• Lowndes Lambert Group Canada, Ltd.

– Gives us a retail presence throughout Canada

• Melton Insurance Associates, Inc.

• Tropp & Company, Inc.

Arthur J. Gallagher & Co.

U. S. Wholesale

• Risk Placement Services

– Formed from scratch in 1997

– One of the largest wholesale brokers in U.S.

– Much of business generated by producers outside Gallagher network

Arthur J. Gallagher & Co.

U.S. Wholesale – Acquisitions

2006

• Lemac & Associates, Inc.

• Sobieski & Bradley, Inc.

2007

• ISG International, Inc.

Arthur J. Gallagher & Co.

International Retail & Wholesale P/C

• Gallagher Global Risks

– Lloyd’s Broker

– London and International

• Risk Management Partners

– Public Entity Business

– England and Scotland

• Arthur J. Gallagher Australasia

– Retail and Wholesale

– Australia and New Zealand

Arthur J. Gallagher & Co.

Reinsurance Brokerage

• All reinsurance brokerage operations worldwide operate under brand name Gallagher Re, Inc.

• Offices in U.S., U.K., Bermuda, Australia, Singapore and Beijing

• Announced agreement with NYMEX in Dec. 2006 to list Property Damage Risk futures and options contracts

Arthur J. Gallagher & Co.

International Strategic Alliance Network

• Non-owned network of leading independent brokers

– Offers flexibility in choosing best broker for client

– Account can be moved if not handled properly

• More than 100 countries around the world

• Combined with owned offices, provides comprehensive, worldwide sales and service network

Arthur J. Gallagher & Co.

U.S. Employee Benefits

Capabilities

• Employee Benefits Brokerage/Consulting

• Actuarial Services/Predictive Modeling

• Healthcare Data Analysis and Claims Benchmarking

• Pharmacy/Rx Consulting Services

• Legislative Compliance Support

• Employee Communications Tools/Resources

• Executive Benefits/Financial Planning

• Human Resources Consulting Services

• Compensation Program Design/Analysis

• Retirement Plan Services

• International Benefits Resources

Arthur J. Gallagher & Co.

U.S. Employee Benefits

Growth Focus

• Niche marketing (7 niches)

• Cross-selling opportunities with North America Retail

• Merger & acquisition opportunities

• Assisting clients/prospects with 4 top priorities

– Controlling health and welfare costs

– Providing better retirement tools/information

– Benefits communication and administration

– Compliance with federal and state regulations

Arthur J. Gallagher & Co.

Employee Benefits Brokerage

Acquisitions

2006

• Benefit Management Group, Inc.

• Mid America Group, Inc.

• The Rains Group, Inc.

• Y.S. Liedman & Associates

2007

• Financial Profiles, Inc.

• Elite Benefits Insurance Marketing Services, Inc.

• The Producer’s Choice, Inc.

Arthur J. Gallagher & Co.

Risk Management Segment — Gallagher Bassett

Growth & Profits (in millions)

12% CAGR

$500 $400 $300 $200 $100 $0

$232 2001 $401 2006

Total Revenues*

• 2006 pretax margin of 14%

12% CAGR

$80 $70 $60 $50 $40 $30 $20 $10 $0

$29 2001 $56 2006

Pretax Earnings*

*See important disclosures regarding Non-GAAP measures

Arthur J. Gallagher & Co.

Gallagher Bassett

World’s largest P/C claims administrator in 2006, according to Business Insurance magazine

Arthur J. Gallagher & Co.

Gallagher Bassett – Capabilities

• Real-Time Claims Reporting

• Recoveries (subrogation, salvage, etc.)

• Appraisal Services

• Litigation Management

• Information Management

• Managed Care Services

• Loss Control Services

• Safety Programs

• Settlement Management

• Education and Training

Arthur J. Gallagher & Co.

Gallagher Bassett – Strengths

• Demand for unbundled claims management services remains strong in U.S. and abroad

• The low-cost, high-quality provider

• Cost of building infrastructure a barrier to entry for new players

• Terrific growth potential

Arthur J. Gallagher & Co.

Gallagher Bassett – Strengths

Risxfacs.com

• Customizable, real-time reports

• Averaging 21 million site hits per month

• Averaging 75,600 visitor sessions per month

• 15,000 users – growing monthly

Arthur J. Gallagher & Co.

Gallagher Bassett – Strengths

International

• Offices in England (5), Scotland (2), Australia (5) and Canada (1)

• More than 15% of workforce outside U.S. at year-end 2006

• International revenues up 54% in 2006

• 5-year average growth of 21%

• Growing UK commercial business – should represent more than 50% of international revenues by year-end 2007

Arthur J. Gallagher & Co.

Gallagher Bassett

Growth Focus

• Fortune 1,000 companies

• Outsourcing of insurance company claims departments

• Captives

• Program business

• Expanding global opportunities

Arthur J. Gallagher & Co.

This slide intentionally blank

Contained client copyright-protected logos

Arthur J. Gallagher & Co.

Financial Services Segment

• Segment in run-off mode since 2002

• Sold ownership in:

– Home office building

– Low income housing developer

– Airplane leasing company

• Eliminated substantially all investment-related debt

• Continue to monetize asset management investment

• Current uncertainty with coal investments

– Purchased financial hedge on 1/17/07

– Regardless, law expires end of 2007

Future cash flows will be used to buy brokers, pay dividends and repurchase stock

Arthur J. Gallagher & Co.

Financial Services Segment

Net Assets

and Financial Guarantees*

$400 $350 $300 $250 $200 $150 $100 $50

$362 2002

$89 2006*

$ In Millions

*As of 12/31/06

Net Assets*

$60 $50 $40 $30 $20 $10 $0

Tax Adv Asset Mgmt Other

Low Income Housing $3M

Alternative Energy $43M

Asset Alliance $28M

Other $8M

Arthur J. Gallagher & Co.

Arthur J. Gallagher & Co.

A Growth Company

Arthur J. Gallagher & Co.

Brokerage & Risk Management Total Revenues from Continuing Operations*

(in millions)

$1,600 $1,400 $1,200 $1,000 $800 $600 $400

15% CAGR

$791 $961 $1,103 $1,232 $1,343 $1,470

2001 2002 2003 2004 2005 2006

* See important disclosures regarding Non-GAAP measures

Arthur J. Gallagher & Co.

Brokerage & Risk Management Pretax Earnings from Continuing Operations*

15% CAGR

$250 $200 $150 $100 $50

$132 $156 $184 $211 $193 $225

2001 2002 2003 2004 2005 2006

*See important disclosures regarding Non-GAAP measures

Arthur J. Gallagher & Co.

Shareholder Value

Brokerage & Risk Management Diluted Earnings Per Share from Continuing Operations Excluding Retail Contingent Commission Matters and Nonrecurring Items*

11% CAGR

$1.80 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00

$0.88 $1.02 $1.19 $1.32 $1.08 $1.35

2001 2002 2003 2004 2005 2006

* See important disclosures regarding Non-GAAP measures

Arthur J. Gallagher & Co.

Brokerage & Risk Management Earnings Before Retail Contingent Commissions Matters, Claims-Handling Obligations, Medical and Pension Plan Changes, Depreciation, Amortization and Stock Compensation Expense*

13% CAGR

$250 $200 $150 $100 $50

$100 $124 $151 $178 $155 $179

2001 2002 2003 2004 2005 2006

* See important disclosures regarding Non-GAAP measures

Arthur J. Gallagher & Co.

Dividends Per Share

(restated for stock splits)

19% Average Annual Increase

$1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00

1986 $1.24* 2007

* Indicated annual dividend for 2007

Arthur J. Gallagher & Co.

Questions & Answers

2007 Annual Stockholders’ Meeting

Tuesday, May 15, 2007